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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 29, 1999




                       AMERICAN INDUSTRIAL PROPERTIES REIT
               (Exact Name of Registrant as Specified in Charter)


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
          TEXAS                                  1-9016                       75-6335572
(State or Other Jurisdiction of               (Commission File               (I.R.S. Employer
Incorporation or Organization)                   Number)                 Identification Number)



              6210 N. Beltline Road, Suite 170, Irving, Texas 75063
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 756-6000



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.    OTHER EVENTS.

           On February 3, 1999, American Industrial Properties REIT, a Texas real estate investment trust (the "Trust"), issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release announced that Russell C. Platt resigned from the Board of Trust Managers and that the Trust's Board of Trust Managers appointed J. Timothy Morris to fill the vacancy.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)        EXHIBITS.

            99.1           Press Release dated February 3, 1999






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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AMERICAN INDUSTRIAL PROPERTIES REIT



                            /s/ Marc A. Simpson
                            ----------------------------------------------------
                              Marc A. Simpson
                              Senior Vice President and Chief Financial Officer, Secretary and Treasurer

Date: February 3, 1999






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                                  EXHIBIT LIST

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
EXHIBIT
NUMBER              DESCRIPTION
------              -----------
  99.1           Press Release dated February 3, 1999
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